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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): NOVEMBER 13, 2002



                            JOURNAL REGISTER COMPANY
             (Exact Name of Registrant as Specified in its Charter)



           DELAWARE                      1-12955               22-3498615
        (State or Other          (Commission File Number)    (I.R.S. Employee
Jurisdiction of Incorporation)                            Identification Number)



              50 WEST STATE STREET, TRENTON, NEW JERSEY 08608-1298 (Address of Principal Executive Offices, including Zip Code)



        Registrant's Telephone Number, including Area Code: 609-396-2200




                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 9.           REGULATION FD DISCLOSURE.

         Journal Register Company (the "Company") hereby furnishes the following information:

         The Company filed a Quarterly Report on Form 10-Q for the period ending September 29, 2002 (the "Report") with the Securities and Exchange Commission on the date hereof. The Report was accompanied by certifications of each of its Chief Executive Officer, Robert M. Jelenic, and its Chief Financial Officer, Jean B. Clifton, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002. A copy of each of these certifications is attached hereto as Exhibit 99.1 and Exhibit 99.2.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   JOURNAL REGISTER COMPANY


Date:  November 13, 2002            By:  /s/ Jean B. Clifton
                                        ---------------------------
                                        Jean B. Clifton
                                        Executive Vice President,
                                        Chief Financial Officer and Secretary
                                        (Principal Financial Officer)

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                                  EXHIBIT INDEX


99.1    Certification Pursuant to 18 U.S.C. Section 1350, as adopted Pursuant to
        Section 906 of the Sarbanes-Oxley Act of 2002, dated November 13, 2002.

99.2    Certification Pursuant to 18 U.S.C. Section 1350, as adopted Pursuant to
        Section 906 of the Sarbanes-Oxley Act of 2002, dated November 13, 2002.